May 1, 2019

BNY MELLON FUNDS TRUST

-          BNY Mellon Income Stock Fund (the “fund”)

Supplement to Current Prospectus

Effective on or about May 31, 2019, the following information supplements the information contained in the section of the fund’s Prospectus entitled “Shareholder Guide—Choosing a Share Class—Class I Shares”:

Class I shares also may be purchased by:

•         clients of financial intermediaries that effect transactions in Class I shares through their brokerage platforms solely as a broker in an agency capacity for their clients and that have entered into an agreement with the fund’s distributor.  An investor purchasing Class I shares through the brokerage platform of such a financial intermediary will be required to pay a commission and/or other forms of compensation to the financial intermediary.

4031S0519